UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2020

_______________

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 7.01    Regulation FD Disclosure.

I.    Price Matters Update

Based on the tax position of EOG Resources, Inc. (EOG), EOG's price sensitivity (exclusive of basis swaps) as of April 16, 2020, for each $1.00 per barrel increase or decrease in wellhead crude oil and condensate price, combined with the estimated change in natural gas liquids price, is approximately $67 million for net income and $87 million for pretax cash flows from operating activities, in each case for the full-year 2020.

Based on EOG's tax position and the portion of EOG's anticipated natural gas volumes for which prices have not (as of April 16, 2020) been determined under long-term marketing contracts, EOG's price sensitivity (exclusive of basis swaps) as of April 16, 2020, for each $0.10 per thousand cubic feet increase or decrease in wellhead natural gas price is approximately $27 million for net income and $35 million for pretax cash flows from operating activities, in each case for the full-year 2020.

See below for a summary of EOG's financial commodity derivative contracts as of April 16, 2020. For a summary of EOG's financial commodity derivative contracts for the twelve months ended December 31, 2019, see Note 12 to Consolidated Financial Statements included in EOG's Annual Report on Form 10-K for the year ended December 31, 2019, filed on February 27, 2020 (Annual Report on Form 10-K).

II.    Price Risk Management

With the objective of enhancing the certainty of future revenues, from time to time EOG enters into U.S. New York Mercantile Exchange (NYMEX) related financial price swap, option, swaption, collar and basis swap contracts.  EOG accounts for financial commodity derivative contracts using the mark-to-market accounting method.

For the first quarter of 2020, EOG anticipates a net gain of $1,206 million on the mark-to-market of its financial commodity derivative contracts. During the first quarter of 2020, the net cash received for settlements of financial commodity derivative contracts was $84 million.

For the quarter ended March 31, 2020, NYMEX West Texas Intermediate (WTI) crude oil averaged $46.08 per barrel (Bbl), and NYMEX natural gas at Henry Hub averaged $1.98 per million British thermal units (MMBtu). EOG's actual realizations for crude oil and natural gas for the quarter ended March 31, 2020, differ from these NYMEX prices due to delivery location, quality and appropriate revenue adjustments. Market prices for natural gas liquids (NGLs) are influenced by the components extracted, including ethane, propane and butane and natural gasoline, among others, and the respective market pricing for each component.

III.    Crude Oil Derivative Contracts

Since filing its Annual Report on Form 10-K, EOG has entered into additional crude oil derivative contracts.

As noted above, prices received by EOG for its crude oil production generally vary from NYMEX WTI prices due to adjustments for delivery location (basis) and other factors. EOG has entered into crude oil basis swap contracts in order to fix the differential between Intercontinental Exchange (ICE) Brent pricing and pricing in Cushing, Oklahoma (ICE Brent Differential). Presented below is a comprehensive summary of EOG's ICE Brent Differential basis swap contracts through April 16, 2020. The weighted average price differential expressed in dollars per barrel ($/Bbl) represents the amount of addition to Cushing, Oklahoma, prices for the notional volumes expressed in barrels per day (Bbld) covered by the basis swap contracts.

ICE Brent Differential Basis Swap Contracts
	Volume (Bbld)	Weighted Average Price Differential ($/Bbl)

2020
May 2020	10,000	$4.92

EOG has also entered into crude oil basis swap contracts in order to fix the differential between pricing in Houston, Texas, and Cushing, Oklahoma (Houston Differential). Presented below is a comprehensive summary of EOG's Houston Differential basis swap contracts through April 16, 2020. The weighted average price differential expressed in $/Bbl represents the amount of addition to Cushing, Oklahoma, prices for the notional volumes expressed in Bbld covered by the basis swap contracts.

Houston Differential Basis Swap Contracts
	Volume (Bbld)	Weighted Average Price Differential ($/Bbl)

2020
May 2020	10,000	$1.55

EOG has also entered into crude oil swaps to fix the differential in pricing between the NYMEX calendar month average and the physical crude oil delivery month (Roll Differential). Presented below is a comprehensive summary of EOG's Roll Differential swap contracts through April 16, 2020. The weighted average price differential expressed in $/Bbl represents the amount of net addition (reduction) to delivery month prices for the notional volumes expressed in Bbld covered by the swap contracts.

Roll Differential Swap Contracts
	Volume (Bbld)	Weighted Average Price Differential ($/Bbl)

2020
February 1, 2020 through April 30, 2020 (closed)	10,000	$0.70
May 1, 2020 through June 30, 2020	10,000	0.70
July 1, 2020 through December 31, 2020	110,000	(1.29)

Presented below is a comprehensive summary of EOG's crude oil NYMEX WTI price swap contracts through April 16, 2020, with notional volumes expressed in Bbld and prices expressed in $/Bbl.

Crude Oil NYMEX WTI Price Swap Contracts
	Volume (Bbld)	Weighted Average Price ($/Bbl)

2020
January 1, 2020 through March 31, 2020 (closed)	200,000	$59.33
April 1, 2020 through June 30, 2020	265,000	51.36
July 2020	254,000	42.36
August 1, 2020 through September 30, 2020	154,000	50.41
October 1, 2020 through December 31, 2020	47,000	31.00

Presented below is a comprehensive summary of EOG's crude oil ICE Brent price swap contracts through April 16, 2020, with notional volumes expressed in Bbld and prices expressed in $/Bbl.

Crude Oil ICE Brent Price Swap Contracts
	Volume (Bbld)	Weighted Average Price ($/Bbl)

2020
April 2020	75,000	$25.66
May 2020	35,000	26.53

IV.    Natural Gas Liquids Derivative Contracts

Since filing its Annual Report on Form 10-K, EOG has not entered into additional NGL derivative contracts for propane.

Presented below is a comprehensive summary of EOG's Mont Belvieu propane (non-TET) financial price swap contracts (Mont Belvieu Propane Price Swap Contracts) through April 16, 2020, with notional volumes expressed in Bbld and prices expressed in $/Bbl.

Mont Belvieu Propane Price Swap Contracts
	Volume (Bbld)	Weighted Average Price ($/Bbl)

2020
January 1, 2020 through February 29, 2020 (closed)	4,000	$21.34
March 2020 (closed)	25,000	17.92
April 1, 2020 through December 31, 2020	25,000	17.92

V.    Natural Gas Derivative Contracts

Since filing its Annual Report on Form 10-K, EOG has entered into additional natural gas derivative contracts.

EOG has entered into natural gas collar contracts, which establish ceiling and floor prices for the sale of notional volumes of natural gas as specified in the collar contracts. The collars require that EOG pay the difference between the ceiling price and the NYMEX Henry Hub natural gas price for the contract month (Henry Hub Index Price) in the event the Henry Hub Index Price is above the ceiling price. The collars grant EOG the right to receive the difference between the floor price and the Henry Hub Index Price in the event the Henry Hub Index Price is below the floor price. On March 24, 2020, EOG executed the early termination provision granting EOG the right to terminate certain 2020 natural gas collar contracts with notional volumes of 250,000 MMBtu per day (MMBtud) at a weighted average ceiling price of $2.50 per MMBtu and a weighted average floor price of $2.00 per MMBtu for the period April 1, 2020 through July 31, 2020. The net cash EOG received for settling these contracts was $7.8 million. Presented below is a comprehensive summary of EOG's natural gas collar contracts through April 16, 2020, with notional volumes expressed in MMBtud and prices expressed in dollars per MMBtu ($/MMBtu).

Natural Gas Collar Contracts
		Weighted Average Price ($/MMBtu)
	Volume (MMBtud)	Ceiling Price	Floor Price

2020
April 1, 2020 through July 31, 2020 (closed)	250,000	$2.50	$2.00

On April 14, 2020, EOG entered into natural gas collar contracts for the period August 1, 2020 through October 31, 2020, with notional volumes of 250,000 MMBtud at a ceiling price of $2.50 per MMBtu and a floor price of $2.00 per MMBtu. These contracts offset the remaining natural gas collar contracts for the same time period with notional volumes of 250,000 MMBtud at a ceiling price of $2.50 per MMBtu and a floor price of $2.00 per MMBtu. EOG expects to receive net cash of $1.1 million for the settlement of these contracts. The offsetting contracts were excluded from the above table.

Prices received by EOG for its natural gas production generally vary from NYMEX Henry Hub prices due to adjustments for delivery location (basis) and other factors. EOG has entered into natural gas basis swap contracts in order to fix the differential between pricing in the Rocky Mountain area and NYMEX Henry Hub prices (Rockies Differential). Presented below is a comprehensive summary of EOG's Rockies Differential basis swap contracts through April 16, 2020. The weighted average price differential expressed in $/MMBtu represents the amount of reduction to NYMEX Henry Hub prices for the notional volumes expressed in MMBtud covered by the basis swap contracts.

Rockies Differential Basis Swap Contracts
	Volume (MMBtud)	Weighted Average Price Differential ($/MMBtu)

2020
January 1, 2020 through April 30, 2020 (closed)	30,000	$0.55
May 1, 2020 through December 31, 2020	30,000	0.55

EOG has also entered into natural gas basis swap contracts in order to fix the differential between pricing at the Houston Ship Channel (HSC) and NYMEX Henry Hub prices (HSC Differential). On March 27, 2020, EOG executed the early termination provision granting EOG the right to terminate certain 2020 HSC Differential basis swaps with notional volumes of 60,000 MMBtud at a weighted average price differential of $0.05 per MMBtu for the period April 1, 2020 through December 31, 2020. The net cash EOG paid for settling these contracts was $0.4 million. Presented below is a comprehensive summary of EOG's HSC Differential basis swap contracts through April 16, 2020. The weighted average price differential expressed in $/MMBtu represents the amount of reduction to NYMEX Henry Hub prices for the notional volumes expressed in MMBtud covered by the basis swap contracts.

HSC Differential Basis Swap Contracts
	Volume (MMBtud)	Weighted Average Price Differential ($/MMBtu)

2020
January 1, 2020 through December 31, 2020 (closed)	60,000	$0.05

EOG has also entered into natural gas basis swap contracts in order to fix the differential between pricing at the Waha Hub in West Texas and NYMEX Henry Hub prices (Waha Differential). Presented below is a comprehensive summary of EOG's Waha Differential basis swap contracts through April 16, 2020. The weighted average price differential expressed in $/MMBtu represents the amount of reduction to NYMEX Henry Hub prices for the notional volumes expressed in MMBtud covered by the basis swap contracts.

Waha Differential Basis Swap Contracts
	Volume (MMBtud)	Weighted Average Price Differential ($/MMBtu)

2020
January 1, 2020 through April 30, 2020 (closed)	50,000	$1.40
May 1, 2020 through December 31, 2020	50,000	1.40

Item 8.01     Other Events.

I.    Recent Developments
On March 16, 2020, EOG updated its full-year 2020 capital plan as a result of the significant decline and increased volatility of commodity prices. See EOG's press release dated March 16, 2020, filed as Exhibit 99.1 to EOG's Current Report on Form 8-K filed on March 16, 2020.

EOG remains flexible in developing and executing on its capital plan by continuing to reduce its capital and operating expenses in light of the current economic environment. Further, EOG expects the current economic environment will be reflected in its first quarter 2020 financial and operating results, including the impacts of low commodity prices in the last month of the first quarter. As previously announced, EOG will host a conference call and webcast to discuss its first quarter 2020 financial and operating results on Friday, May 8, 2020, at 9 a.m. Central time (10 a.m. Eastern time).

EOG will continue to focus on financial flexibility with a goal toward maintaining balanced spending within anticipated cash flows during 2020, including supporting its dividend. In addition, EOG maintains a strong financial and liquidity position, including $2.9 billion of cash and cash equivalents and $2.0 billion of availability under its senior unsecured revolving credit agreement as of March 31, 2020. EOG's cash and cash equivalents as of March 31, 2020 included approximately $760 million of collateral deposits from counterparties in anticipation of future settlements of financial commodity derivative contracts. On April 1, 2020, EOG repaid, with cash on hand, the $500 million aggregate principal amount of its 2.45% Senior Notes due 2020 that matured on that date. In addition, on April 14, 2020, EOG closed its sale of $750 million aggregate principal amount of its 4.375% Senior Notes due 2030 and $750 million aggregate principal amount of its 4.950% Senior Notes due 2050. EOG received aggregate net proceeds from the sale, after deducting underwriting discounts and estimated offering expenses, of approximately $1.48 billion.

II.    2020 Annual Stockholders Meeting

On April 15, 2020, EOG issued a press release announcing the change of its 2020 annual meeting of stockholders (Annual Meeting) from in-person to virtual-only, via live webcast. A copy of this press release is attached as Exhibit 99.1 to this filing and is incorporated herein by reference.

Also on April 15, 2020, EOG filed a Notice of Change of Location, dated April 15, 2020 (the Notice), to announce the change in the location of the Annual Meeting to a virtual-only format, via live webcast. The Notice was filed with the United States Securities and Exchange Commission on April 15, 2020, as additional definitive materials, pursuant to Section 14(a) of the Securities Exchange Act of 1934. A copy of the Notice is attached as Exhibit 99.2 to this filing and is incorporated herein by reference.

Information Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements and projections regarding EOG's future financial position, operations, performance, business strategy, returns, budgets, reserves, levels of production, capital expenditures, costs and asset sales, statements regarding future commodity prices and statements regarding the plans and objectives of EOG's management for future operations, are forward-looking statements. EOG typically uses words such as "expect," "anticipate," "estimate," "project," "strategy," "intend," "plan," "target," “aims,” "goal," "may," "will," "should" and "believe" or the negative of those terms or other variations or comparable terminology to identify its forward-looking statements. In particular, statements, express or implied, concerning EOG's future operating results and returns or EOG's ability to replace or increase reserves, increase production, generate returns, replace or increase drilling locations, reduce or otherwise control operating costs and capital expenditures, generate cash flows, pay down or refinance indebtedness or pay and/or increase dividends are forward-looking statements. Forward-looking statements are not guarantees of performance. Although EOG believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, EOG's forward-looking statements may be affected by known, unknown or currently unforeseen risks, events or circumstances that may be outside EOG's control. Important factors that could cause EOG's actual results to differ materially from the expectations reflected in EOG's forward-looking statements include, among others:

•	the timing, extent and duration of changes in prices for, supplies of, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities;

•	the extent to which EOG is successful in its efforts to acquire or discover additional reserves;

•
the extent to which EOG is successful in its efforts to (i) economically develop its acreage in, (ii) produce reserves and achieve anticipated production levels and rates of return from, (iii) decrease or otherwise control its drilling, completion, operating and capital costs related to, and (iv) maximize reserve recovery from, its existing and future crude oil and natural gas exploration and development projects and associated potential and existing drilling locations;

•	the extent to which EOG is successful in its efforts to market its crude oil and condensate, natural gas liquids, natural gas and related commodity production;

•
security threats, including cybersecurity threats and disruptions to our business and operations from breaches of our information technology systems, physical breaches of our facilities and other infrastructure or breaches of the information technology systems, facilities and infrastructure of third parties with which we transact business;

•	the availability, proximity and capacity of, and costs associated with, appropriate gathering, processing, compression, storage, transportation and refining facilities;

•
the availability, cost, terms and timing of issuance or execution of, and competition for, mineral licenses and leases and governmental and other permits and rights-of-way, and EOG’s ability to retain mineral licenses and leases;

•
the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations; climate change and other environmental, health and safety laws and regulations relating to air emissions, disposal of produced water, drilling fluids and other wastes, hydraulic fracturing and access to and use of water; laws and regulations imposing conditions or restrictions on drilling and completion operations and on the transportation of crude oil and natural gas; laws and regulations with respect to derivatives and hedging activities; and laws and regulations with respect to the import and export of crude oil, natural gas and related commodities;

•
EOG's ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and drilling, completing and operating costs with respect to such properties;

•	the extent to which EOG's third-party-operated crude oil and natural gas properties are operated successfully and economically;

•	competition in the oil and gas exploration and production industry for the acquisition of licenses, leases and properties, employees and other personnel, facilities, equipment, materials and services;

•	the availability and cost of employees and other personnel, facilities, equipment, materials (such as water and tubulars) and services;

•	the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise;

•
weather, including its impact on crude oil and natural gas demand, and weather-related delays in drilling and in the installation and operation (by EOG or third parties) of production, gathering, processing, refining, compression, storage and transportation facilities;

•
the ability of EOG's customers and other contractual counterparties to satisfy their obligations to EOG and, related thereto, to access the credit and capital markets to obtain financing needed to satisfy their obligations to EOG;

•
EOG's ability to access the commercial paper market and other credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements;

•	the extent to which EOG is successful in its completion of planned asset dispositions;

•	the extent and effect of any hedging activities engaged in by EOG;

•
the timing and extent of changes in foreign currency exchange rates, interest rates, inflation rates, global and domestic financial market conditions and global and domestic general economic conditions;

•
geopolitical factors and political conditions and developments around the world (such as the imposition of tariffs or trade or other economic sanctions, political instability and armed conflict), including in the areas in which EOG operates;

•	the use of competing energy sources and the development of alternative energy sources;

•	the extent to which EOG incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage;

•	acts of war and terrorism and responses to these acts; and

•
the other factors described under ITEM 1A, Risk Factors, on pages 13 through 23 of EOG's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and any updates to those factors set forth in EOG's subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements may not occur, and, if any of such events do, we may not have anticipated the timing of their occurrence or the duration or extent of their impact on our actual results. Accordingly, you should not place any undue reliance on any of EOG's forward-looking statements. EOG's forward-looking statements speak only as of the date made, and EOG undertakes no obligation, other than as required by applicable law, to update or revise its forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

  99.1    Press Release of EOG Resources, Inc. dated April 15, 2020.

  99.2    Notice of Change of Location of EOG Resources, Inc. dated April 15, 2020.

104    Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: April 16, 2020	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)